UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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HIGHPOWER INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HIGHPOWER INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Highpower International, Inc., a Delaware corporation (the “Company”), to be held on November 28, 2015 at 10:00 a.m. China Standard Time at the Company’s principal executive offices located at Building A7, 68 Xinxia Road, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

The Annual Meeting of the Company is being held for the following purposes:

1.	To elect five (5) members to the Board of Directors to serve for one-year terms ending at the 2016 annual meeting of stockholders;
2.	To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2015; and
3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on October 5, 2015 as the record date (the “Record Date”) for determining those stockholders who will be entitled to vote at the Annual Meeting.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on March 30, 2015, is enclosed with this notice. The following proxy statement and enclosed proxy card is being sent to each stockholder as of the Record Date. You are cordially invited to attend the Annual Meeting, but if you do not expect to attend, or if you plan to attend, but desire the proxy holders to vote your shares, please date and sign your proxy card and return it in the enclosed postage paid envelope. The giving of this proxy card will not affect your right to vote in person in the event you find it convenient to attend. Please return the proxy card promptly to avoid the expense of additional proxy solicitation. If you are a stockholder who owns shares through a nominee and attends the Annual Meeting, you must obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on November 28, 2015: This Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2014 are also available at HTTP://HighpowerInternational.INVESTORROOM.COM.

FOR THE BOARD OF DIRECTORS

/s/ Henry Sun

Henry Sun, Chief Financial Officer and Corporate Secretary on behalf of the Board of Directors

Dated: October 16, 2015
Shenzhen, China

HIGHPOWER INTERNATIONAL, INC.

PROXY STATEMENT

For Annual Meeting to be Held on
November 28, 2015, 10:00 a.m., China Standard Time

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Highpower International, Inc. (“we,” “us,” “our”, the “Company,” or “Highpower”), a Delaware corporation, in connection with the Annual Meeting of Stockholders of the Company to be held on November 28, 2015 at 10:00 a.m. China Standard Time at the Company’s principal executive offices located at Building A7, 68 Xinxia Road, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China (the “Annual Meeting”). The approximate mailing date for this proxy statement and the enclosed proxy is October 22, 2015.

The purpose of the Annual Meeting is to vote on the following items of business: (1) the election of five directors to our Board to serve one-year terms ending at the 2016 annual meeting of stockholders; (2) ratification of the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and (3) to transact such other business as may properly come before the meeting or any adjournments thereof.

Annual Report

Our annual report to stockholders for the fiscal year ended December 31, 2014 will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy card and is not to be considered a part of the proxy soliciting material.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on October 5, 2015 (“the Record Date”) will be entitled to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. There were 15,101,679 shares of common stock outstanding as of the Record Date. Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting, and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock, is necessary to constitute a quorum for the Annual Meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies. Stockholders may not cumulate their votes.

Voting Your Proxy

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the Annual Meeting, we urge you to vote in advance. Please follow the appropriate instructions described below:

Stockholder of Record: Shares Registered in Your Name — If you are a stockholder of record, you may vote in person at the Annual Meeting or you may vote by mail by completing, signing, dating and returning the accompanying proxy card in the prepaid envelope provided. You may still attend the Annual Meeting and vote in person if you have already voted by proxy or given your proxy authorization. Stockholders of record may vote in person by attending the Annual Meeting and completing a ballot distributed at the meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent — Stockholders who hold their shares beneficially in “street name” through a nominee (such as a bank or broker) may be able to vote by telephone, the Internet or mail. You should follow the instructions you receive from your nominee to vote those shares. If you are a stockholder who owns shares through a nominee and you attend the Annual Meeting, you may vote in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

We are not aware of any matter to be presented at the Annual Meeting other than that described in this proxy statement. If, however, other matters properly are brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your common stock or act on those matters according to their best judgment, including adjournment of the Annual Meeting.

How the Board Recommends that You Vote

Our Board recommends the following votes:

(1)	“FOR” the election of the five (5) nominees for director named herein; and
(2)	“FOR” the ratification of the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Counting of Votes

Your shares will be voted in accordance with the instructions you indicate on your duly executed and returned proxy card. If you submit the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

(1)	“FOR” the election of the five (5) nominees for director named herein; and
(2)	“FOR” the ratification of the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Representatives of our transfer agent will assist us in the tabulation of the votes.

Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote.

A “broker non-vote” occurs on a matter when a broker does not vote on a particular proposal because it has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares with respect to that proposal. Brokers that hold shares of common stock in a “street name” for customers that are the beneficial owners of those shares generally have discretionary authority to vote on routine matters without specific instructions from their customers. However, brokers generally do not have discretionary voting power (i.e. they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.

Abstentions and broker non-votes will count toward the presence of a quorum. Refer to each proposal for a discussion of the effect of abstentions and broker non-votes on the results of each proposal.

Revoking Your Proxy

Any proxy given may be revoked at any time prior to it is voted by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the Annual Meeting. The Company’s principal executive office is located at Building A7, 68 Xinxia Road, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

Solicitation of Proxies

The cost of this solicitation of proxies will be borne by the Company. The Company will solicit stockholders by mail. The Company may, in a limited number of circumstances, use the services of its officers and regularly engaged employees to solicit proxies, personally or by telephone, without additional compensation. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of the common stock of the Company.

Delivery of Proxy Materials to Households

“Householding” is a program, approved by the Securities and Exchange Commission (the “SEC”), which allows companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that it will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors or any of their associates has any interest in any of the matters to be acted upon at the Annual Meeting, except, with respect to each director, to the extent that a director is named as a nominee for election to the Board.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of five directors whose terms expire as of the Annual Meeting. Accordingly, five directors will be elected at our Annual Meeting. Our Bylaws give the Board the authority to establish, increase or decrease the number of directors.

Upon recommendation of the Nominating Committee, the Board has nominated Dang Yu Pan, Wen Liang Li, Xin Hai Li, T. Joseph Fisher, III, and Ping Li for election to our Board. If elected, each nominee will serve as a director until our annual meeting of stockholders in 2016 and until his or her successor is elected and qualified.

Unless you otherwise instruct us, your properly executed proxy that is returned in a timely manner will be voted for election of these five nominees. Each of the nominees currently serves on our Board and each has advised the Company of his or her willingness to serve as a member of the Company’s Board if elected. If, however, any of these nominees should be unable or should fail to act as a nominee because of an unexpected occurrence, your proxy will be voted for such other person as the holders of your proxy, acting in their discretion, may determine. You can find information about the nominees below under the section “Board of Directors and Executive Officers.”

Vote Required

You may vote in favor or withhold your vote as to any or all of the nominees. If a quorum exists at the Annual Meeting, the affirmative vote of a plurality of the votes of the shares present or in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each of the nominees for director. There is no cumulative voting for the Board. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of all of the nominees. Broker non-votes will not be counted and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF
THE DIRECTOR NOMINEES.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended the reappointment of Marcum Bernstein & Pinchuk LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The Company appointed Marcum as its independent registered public accounting firm on September 30, 2011.

The stockholders are being requested to ratify the reappointment of Marcum at the Annual Meeting. If the selection is not ratified, it is contemplated that the appointment of Marcum for 2015 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of Marcum will attend the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2014 and 2013

The following table presents professional audit service fees and all the audit-related expenses rendered by Marcum, which reviewed the Company’s quarterly financial statements and audited the annual financial statements for the year ended December 31, 2014 and December 31, 2013.

	Year ended December 31,
	2014	2013
Audit Fees(1)	$219,641	$218,136
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$219,641	$218,136

(1)	These were fees for professional services performed by Marcum for the review of quarterly financial reports and audit of annual financial statements in 2014 and 2013.

Pre-Approval Policy

In accordance with our Audit Committee Charter, the Audit Committee pre-approves all auditing services and permitted non-audit services, if any, to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. The scope of the pre-approval includes pre-approval of all fees and terms of engagement. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of three non-employee directors who are independent under the standards adopted by our Board and applicable NASDAQ Stock Market Rules and SEC standards. The Audit Committee represents and assists the Board in fulfilling its responsibility for oversight and evaluation of the quality and integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s registered public accounting firm, Marcum, and the performance of the Company’s internal controls and of its public accounting firm.

The Audit Committee has reviewed and discussed with the Company’s management and internal finance staff and Marcum, with and without management present, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2014 and management’s assessment of the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee has also discussed with Marcum the results of the independent auditors’ examinations and the judgments concerning the quality, as well as the acceptability, of the Company’s accounting principles and such other matters that the Company is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards (including the Statement on Auditing Standards No. 61, as amended). In addition, the Audit Committee has received from Marcum the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the Audit Committee concerning independence, and has discussed with Marcum their independence from the Company and management, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the fees paid to Marcum during the year.

Based on our review and the discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Respectfully submitted,

Xin Hai Li
Ping Li
T. Joseph Fisher, III

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of all votes cast at the Annual Meeting is required to ratify the appointment of Marcum as Highpower’s independent registered public accounting firm for 2015. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the ratification of the appointment of Marcum as our independent registered public accounting firm. Abstentions will have the same effect as votes cast against this proposal. Broker non-votes are not expected because brokers and other nominees that do not receive instructions are entitled to vote on this matter. However, should a broker non-vote occur, it will not be counted as a vote cast and will have no effect on the result of the vote (i.e. it will be neither a vote “for” nor “against” the proposal).

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION
OF THE APPOINTMENT OF MARCUM BERNSTEIN & PINCHUK LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

Our current directors and our director nominees who have been nominated for election as directors at the Annual Meeting, the positions held by them and their ages as of the date of this proxy statement:

Name	Age	Position
Dang Yu Pan	47	Chairman of the Board and Chief Executive Officer, and director nominee
Wen Liang Li	50	Vice President, Chief Technology Officer, Director, and director nominee
Xin Hai Li(1)(2)(3)	52	Director and director nominee
T. Joseph Fisher, III(1)(2)(3)	63	Director and director nominee
Ping Li(1)	50	Director and director nominee

(1)	Member of the Audit Committee (Ping Li, Chair).
(2)	Member of Compensation Committee (Xinhai Li, Chair)
(3)	Member of the Nominating Committee (T. Joseph Fisher, III, Chair)

Dang Yu Pan has been the Chairman of the Board and Chief Executive Officer of the Company and its 100% — owned subsidiary Hong Kong Highpower Technology Company Limited (“HKHTC”) since November 2007 and July 2003, respectively. Mr. Pan is the founder of Shenzhen Highpower Technology Company Limited (“SZ Highpower”), and has served as the Chairman of the Board and Chief Executive Officer of SZ Highpower since October 2002. Mr. Pan has served as a director Icon Energy System co., Ltd. (“ICON”) since February 2011; as a director and Chief Executive Officer of Springpower Technology (Shenzhen) Co., Ltd. (“SZ Springpower”) since June 2008; and as a director of Huizhou Highpower Technology Co., Ltd. (“HZ HTC”) since March 2012. From May 2001 to October 2002, Mr. Pan was the General Manager and Chairman of the Board of Guangzhou Haopeng Technology Co., Ltd. From

January 1997 to July 2000, Mr. Pan was the Vice General Manager of NanhaiShida Battery Co., Ltd. From January 1995 to December 1996, Mr. Pan served as a director of the Huangpu Aluminum Factory. Additionally, from August 1990 to December 1994, Mr. Pan worked in the sales department of the Guangzhou Aluminum Products Factory. Mr. Pan received a bachelor’s degree in metallurgical engineering from Central South University in China in 1990. We believe Mr. Pan’s qualifications to sit on our Board include his extensive understanding of our business, our products and the battery industry that he has acquired over his 16 years working in the battery industry, including over 10 years as an officer and director of SZ Highpower.

Wen Liang Li has been a director of the Company since November 2007 and a director of HKHTC since July 2003. Since January 2003, Mr. Li. has served as a director and as Vice General Manager and Chief Technology Officer of SZ Highpower. Mr. Li has served as a director of SZ Springpower since June 2008, as a director of HZ HTC since March 2012 and as a director of SZ Highpower’s 70%-owned subsidiary, Ganzhou Highpower Technology Co., Ltd (“GZ Highpower”), since September 2010. From January 1996 to December 2002, Mr. Li served as Vice General Manager of Zhuhai Taiyi Battery Co., Ltd., a battery manufacturer. Mr. Li received a master’s degree in Electrochemistry from the Harbin Institute of Technology in China in 1991. We believe that Mr. Li’s 22 years of work experience in the battery industry, including 10 years as an officer and director of SZ Highpower, well qualify Mr. Li to serve on our Board.

Xin Hai Li has served as a director of the Company since January 2008. Since August 1990, Mr. Li has served as a director and professor at the China Central South University Metallurgical Science and Engineering School in China. Mr. Li received a PhD in Physical Chemistry of Metallurgy from China Central South University in August 1990. We believe that Mr. Li’s qualifications to sit on our Board include his extensive understanding of our business and his understanding of U.S. GAAP and financial statements.

T. Joseph Fisher, III has served as a director of the Company since April 2011. He currently is Vice President — Global Commercial Sales for A123 Systems, LLC since July 2014. He previously served as the CEO and President of Valence Technology, Inc. from November 2012 until June 2014, which exited a chapter 11 bankruptcy in November 2013. Prior to joining Valence, Mr. Fisher was the CEO and President of Contour Energy Systems, a spin out from Caltech, specializing in the development and commercialization of customizable battery technologies, from February 2008 to January 2012. Since May 2007, he also has been President and Founder of JCF International, LLC, an advisory and consulting firm for portable power companies. Mr. Fisher was employed for 32 years at the Energizer battery group, where he had held numerous senior management positions including Vice President — Global Rechargeable Battery Business Unit from April 2001 to May 2007, Vice President and General Manager — Energizer Power Systems, Vice President — Business Development, General Manager — Miniature Batteries, as well as holding several international management assignments in Europe, Argentina and South Africa. He also worked for Xerox, General Electric and Union Carbide earlier in his career. Mr. Fisher received a B.S. in Industrial Management from the University of Cincinnati, and an MBA from the West Virginia College of Graduate Studies, now a part of Marshall University. We believe that Mr. Fisher’s qualifications to sit on our Board include his extensive understanding of our business and over 30 years of experience in the battery industry, as well as his knowledge of U.S. GAAP and financial statements.

Ping Li has served as a director of the Company since January 2008. Since November 2008, Mr. Li has served as director at Intel Capital, focusing on Intel’s investment activities in China. From July 2003 to October 2008, Mr. Li served as the Managing Director of Investment at China Vest, a venture capital firm. From February 2002 to July 2003, Mr. Li served as Chief Financial Officer of Great Wall Technology Co., Ltd., an investment technology company. Mr. Li received a master’s degree in biology from Columbia University in 1989 and an MBA in finance in 1994 from the Wharton School of the University of Pennsylvania. We believe that Mr. Li’s qualifications to sit on our Board include his knowledge of the capital markets and his experience, expertise and background with respect to accounting matters, including his experience as a chief financial officer and familiarity with U.S. GAAP and financial statements.

Information Concerning Executive Officers

The following table sets forth certain information with respect to our executive officers who are not also members of the Company’s Board.

Name	Age	Position
Wen Wei Ma	45	Vice President of Manufacturing
Henry Sun	43	Chief Financial Officer and Corporate Secretary
Wen Jia Xiao	38	Vice President of Quality Control

Wen Wei Ma has served as the Company’s Vice President of Manufacturing since November 2007 and as a director of HKHTC since July 2003. Mr. Ma has served as a director and as a Vice General Manager of Manufacturing of SZ Highpower since October 2002. Mr. Ma received a diploma in chemistry analysis from the Guangzhou Trade School of Light Industry in China in 1989.

Henry Sun has served as the Chief Financial Officer of the Company since January 2011. Mr. Sun joined the Company in November 2010 as the President’s Assistant. Prior to joining the Company, Mr. Sun was the Chief Financial Officer of Zoom lion Concrete Machinery Company from November 2009 to October 2010. From November 2008 to September 2009, Mr. Sun served as the Finance Director of Yasheng Group USA (OTCBB: YHGG). From December 2006 to November 2008, he was the senior finance manager of Cepheid, Inc. (NASDAQ: CPHD). From October 2003 to September 2006, he was a financial consultant at Merrill Lynch. Mr. Sun received a BSEE degree from Beijing University of Post and Telecommunications, and a master’s degree from the Thunderbird School of Global Management.

Wen Jia Xiao has served as Vice President of Quality Control of the Company since November 2007 and as Vice General Manager of Quality Control of SZ Highpower since October 2005. Mr. Xiao has served as a director of SZ Highpower since November 2007. From October 2002 to September 2005, Mr. Xiao served as the Minister of the Quality Control Department of SZ Highpower. Mr. Xiao received a bachelor’s degree in Check Technology and Instrument in 2000 from the China Institute of Metrology.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Our Board has determined that each of the non-management directors, Xin Hai Li, T. Joseph Fisher, III and Ping Li, is an “independent” director as defined by the listing standards of the NASDAQ Stock Market currently in effect and approved by the SEC and all applicable rules and regulations of the SEC. All members of the Audit, Compensation and Nominating Committees satisfy the “independence” standards applicable to members of each such committee. Our Board made this affirmative determination regarding these directors’ independence based on discussion with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with the Company. The Board considered relationships and transactions between each director or any member of his immediate family and the Company and its subsidiaries and affiliates. The purpose of the Board’s review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NASDAQ Stock Market Rules.

Board Committees

Audit Committee

The Audit Committee consists of Xin Hai Li, T. Joseph Fisher, III and Ping Li, each of whom is an independent director. Mr. Ping Li, Chairman of the Audit Committee, is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The Audit Committee held 4 meetings during 2014. The purpose of the Audit Committee is to represent and assist our Board in its general oversight of our accounting and financial reporting processes, audits of the consolidated financial statements and internal control and audit functions. The Audit Committee’s responsibilities include:

•	The appointment, replacement, compensation, and oversight of work of the independent registered public accounting firm, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services.
•	Reviewing and discussing with management and the independent auditor various topics and events that may have a significant financial impact on our company or that are the subject of discussions between management and the independent auditors.

Our Board has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is available in the corporate governance section of the investor relations page of the Company’s website located at www.highpowertech.com.

Compensation Committee

The Compensation Committee consists of Xin Hai Li and T. Joseph Fisher, III, each of whom is an independent director. Xin Hai Li is the Chairman of the Compensation Committee. The Compensation Committee held 4 meetings during 2014. The Compensation Committee may take other individual compensation actions during the year as needed. The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for the Company’s directors, executive officers, including our Chief Executive Officer, and key employees, and for the administration of our equity incentive plans, including the approval of grants under such plans to our employees, consultants and directors. The Compensation Committee conducts an annual review (in connection with the conclusion of our business planning process) of the compensation packages for each of our named executive officers. The Company does not have a general equity grant policy. In reviewing and making decisions regarding the compensation of executive officers other than the Chief Executive Officer, the Committee may consult with the Company’s Chief Executive Officer and any others who can review the performance of the other executive officers, provide annual recommendations for individual management objectives, and provide input on strategic initiatives. The Compensation Committee has the authority, to the extent it deems necessary or appropriate, to retain a compensation consultant and other advisors to assist in the evaluation of director, Chief Executive Officer or executive officer compensation. The Board has adopted a written charter for the Compensation

Committee. A current copy of the Compensation Committee Charter is available in the corporate governance section of the investor relations page of the Company’s website located at www.highpowertech.com.

Nominating Committee

The Nominating Committee consists of Xin Hai Li and T. Joseph Fisher, III, each of whom is an independent director. T. Joseph Fisher, III is the Chairman of the Nominating Committee. The Nominating Committee held 4 meetings during 2014. The Nominating Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting and fills any vacancies on our Board, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices. Our Board has adopted a written charter for the Nominating Committee. A current copy of the Nominating Committee Charter is available in the corporate governance section of the investor relations page of the Company’s website located at www.highpowertech.com.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code”), which applies to all directors, officers and employees. The purpose of the Code is to promote honest and ethical conduct. The Code is posted in the corporate governance section of the investor relations page of the Company’s website located at www.highpowertech.com, and is available in print, without charge, upon written request to the Company at Highpower International, Inc., Building A7, 68 Xinxia Road, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China. The Company intends to post promptly any amendments to or waivers of the Code on its website.

Attendance of Directors at Board Meetings and Annual Meeting of Stockholders

During the year ended December 31, 2014, our Board met 4 times. Each of the current directors who was on the Board during 2014 attended at least 75% of the aggregate number of meetings held by the Board and those committees of the Board on which he served during 2014.

The Company does not have a policy requiring its directors to attend the Annual Meeting of Stockholders. All directors attended our 2014 Annual Meeting of Stockholders.

Board Leadership Structure

The Company does not have a policy regarding whether the Chairman and Chief Executive Officer roles should be combined or separated. Rather, our Board retains flexibility to choose its Chairman in any way that it deems best for the Company at any given time. The Company currently has a combined Chairman and CEO position. Dang Yu Pan serves as our Chairman of the Board and Chief Executive Officer. The Board believes that Dang Yu Pan’s in-depth knowledge of the battery industry and of the businesses and operations of the Company best equips him to lead Board meetings and focus the Board discussions on the most critical issues, as well as fostering greater communication between the Company’s management and the Board.

The Board believes that other aspects of the current leadership structure ensure effective independent Board leadership and oversight of management. For example, the independent directors meet in executive sessions without the CEO or other members of management present. Executive sessions are led by our lead independent director Mr. Ping Li. An executive session is typically held in conjunction with each regularly scheduled Audit Committee meeting and other sessions may be called by the Audit Committee Chairman in his own discretion or at the request of the Board. The independent directors met 4 times in executive session in 2014.

The Board’s Role in Risk Oversight

Our Company faces a variety of risks, including investment risk, liquidity risk, and operational risk. Our Board believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or committee thereof, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making. It is management’s responsibility to manage the day-to-day risks that we face and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established by management to report and monitor systems for material risks applicable to the Company, with the oversight of certain risk areas delegated to board committees. For example, our Compensation Committee is responsible for assessing risks associated with our compensation programs and our Audit Committee is responsible for overseeing management of certain financial and regulatory risk areas. The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

The Director Nomination Process

The Nominating Committee considers nominees from all sources, including stockholders. Stockholder nominees are evaluated by the same criteria used to evaluate potential nominees from other sources. Our Board will consist of a majority of directors who qualify as “independent” directors within the meaning of the listing standards of the NASDAQ Stock Market, as the same may be amended from time to time. Minimally, nominees should have a reputation for integrity, honesty and adherence to high ethical standards. They should have demonstrated business experience and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company. In addition, a nominee should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company or to fulfill the responsibilities of a director.

Although the Board does not maintain a formal policy regarding diversity, the value of diversity on our Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Nominating Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (education, industry, professional, public service) of directors and prospective nominees to the Board. Our Nominating Committee and Board believe that a diverse representation on the Board fosters a healthy, comprehensive, and balanced deliberative and decision-making process that is essential to the continued effective functioning of the Board and continued success of the Company.

Additionally, the Nominating Committee considers the respective qualifications needed for directors serving on various committees of the Board, and serving as chairs of such committees, should be taken into consideration. In recruiting and evaluating nominees, the Nominating Committee considers the appropriate mix of skills and experience and background needed for members of the Board and for members of each of the Board’s committees, so that our Board and its committees have the necessary resources to perform their respective functions effectively. The Nominating Committee also believes that a prospective nominee should be willing to limit the number of other corporate boards on which he or she serves so that the proposed director is able to devote adequate time to his or her duties to the Company, including preparing for and attending Board and committee meetings. In addition, the re-nomination of existing directors is not viewed as automatic, but based on continuing qualification under the criteria set forth above. In addition, the Nominating Committee will consider the existing director’s performance on the Board and on any committee on which such director serves, which will include attendance at Board and committee meetings.

Director Nominees by Stockholders.  The Nominating Committee will consider nominees recommended in good faith by our stockholders as long as these nominees for the appointment to the Board meet the requirements set forth above. Possible candidates who have been suggested by stockholders are evaluated by the Board in the same manner as are other possible candidates. Stockholders wishing to suggest a qualified director candidate for review and consideration by the Nominating Committee must provide a written statement to our corporate secretary that includes the following information: a statement that the proposing stockholder is recommending a candidate for consideration by the Nominating Committee; the candidate’s credentials and contact information; and the candidate’s written consent to be considered a candidate. Such information can be sent to Highpower International, Inc., Building A7, 68 Xinxia Road, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, Attention: Corporate Secretary.

The Nominating Committee may request further information about the stockholder recommended candidate in order to comply with any applicable laws, rules or regulations or to the extent that such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations. If a stockholder submits a director recommendation in compliance with the procedure described above, the Nominating Committee will conduct an initial evaluation of the proposed nominee and, if it determines the proposed nominee may be a qualified candidate, the Nominating Committee and one or more members of our management team will interview the proposed nominee to determine whether he or she might be suitable to be a director. If the Nominating Committee determines the proposed nominee would be a valuable addition to our Board, based on the criteria for board membership described above and our Board’ specific needs at the time, it will recommend to our Board such person’s nomination. In connection with its evaluation, the Nominating Committee may request additional information from the proposed nominee and/or the proposing stockholder.

Family Relationships

There are no family relationships among any of the officers and directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2014 and 2013 of the principal executive officer and up to two other officers who compensation exceeded $100,000 during such years (our “named executive officers”).

Name and Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	Total
Dang Yu Pan CEO, Chairman, Director	2014	$67,000	$—	$129,271	—	$196,271
	2013	$67,000	$50,000	$75,954	—	$192,954
Henry Sun Chief Financial Officer	2014	$87,000	$—	$—	171,796	$258,796
	2013	$87,000	$23,500	$—	107,611	$218,111
Wen Liang Li VP, Chief Technology Officer, Director	2014	$77,000	$—	$97,563	—	$174,563
	2013	$77,000	$26,000	$57,324	$—	$160,324

(1)	Represents the full grant date fair value computed in accordance with FASB ASC Topic 718. For assumptions used in calculation of awards, see Note 17 (Share Based Payment) to our consolidated financial statements included in this Annual Report on Form 10-K.

Employment Agreements and Termination of Employment and Change of Control Arrangements

We do not have any employment agreements with any of our named executive officers. Bonus is based on performance. Key performance indicators used as criteria for determining bonuses include corporate profitability, sales growth, and corporate milestone achievements. On January 21, 2011, the Company granted Mr. Sun 10-year options to purchase an aggregate of 250,000 shares of common stock at an exercise price of $3.55 per share. With respect to the grant, options to purchase 250,000 shares have been fully vested. On November 14, 2013, the Company granted Mr. Sun 10-year option to purchase an aggregate of 40,000 shares of common stock at an exercise price of $2.63 per share. With respect to the grant, options to purchase 12,000 shares have been vested, and 12,000 will vest on November 14, 2015 and 16,000 on November 14, 2016. On October 8, 2013, the Company granted 246,000 shares of restricted stock to members of the Board as Restricted Stock Awards (“RSA”) under our 2008 Omnibus Incentive Plan (the “Plan”). Mr. Pan and Mr. Li received 106,000 and 80,000 RSAs, respectively. The RSAs granted in 2013 had the following vesting periods, 30% immediately upon grant, 30% on first anniversary of grant date, and 40% on second anniversary of grant date.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding stock options for each of our named executive officers as of December 31, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised options(#) exercisable	Number of Securities Underlying Unexercised options(#) unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares that have Not Vested (#)		Market Value of Shares that have not vested ($)(1)
Henry Sun	250,000	—		3.55	11/1/2021	—		—
	12,000	28,000	(2)	2.63	11/14/2023	—		—
Dang Yu Pan	—	—		—	—	42,400	(3)	210,728
Wen Liang Li	—	—		—	—	32,000	(3)	159,040

(1)	Market value is based on the closing price of $4.97 of the Company’s common stock on December 31, 2014.

(2)	Options vest as follows: 12,000 options on November 14, 2015 and 16,000 options on November 14, 2016.
(3)	On October 15, 2013, Mr. Pan was granted 106,000 RSAs and Mr. Li was granted 80,000 RSAs under our 2008 Plan. The shares vest on each anniversary of the date of grant with 30% of the shares vested on the date of grant, 30% vesting in 2014 and 40% vesting in 2015.

Director Compensation

The following table shows information regarding the compensation earned during the fiscal year ended December 31, 2014 by members of our Board. Compensation information for Dang Yu Pan and Wen Liang Li is described in the summary compensation table above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
T. Joseph Fisher, III	24,000	36,586	1,971	62,557
Xin Hai Li	12,000	18,293	—	30,293
Ping Li	12,000	18,293	—	30,293

(1)	Represents the full grant date fair value computed in accordance with FASB ASC Topic 718. For assumptions used in calculation of equity awards, see Note 17 (Share Based Payment) to our consolidated financial statements included in this Annual Report on Form 10-K.

Dang Yu Pan and Wen Liang Li are management Board members. We offer our management Board members a compensation package consisting of salary and bonus based on benchmarks reported by Shenzhen Labor Bureau.

We do not have a formal policy with respect to the compensation of our non-executive directors. We pay our non-executive directors for their services at the rate of $1,000 to $3,000 per month.

Directors are eligible to receive, from time to time, grants of options to purchase shares of our common stock and other awards under our 2008 Plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2014 regarding compensation plans, including any individual compensation arrangements, under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	760,286	$2.92	626,714
Equity compensation plans not approved by security holders	—	—	—
Total	760,286	NA	626,714

As of October 5, 2015, there were 569,762 shares available for issuance pursuant to the 2008 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of October 5, 2015 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth as of October 5, 2015 certain information with respect to beneficial ownership of our common stock based on 15,101,679 issued and outstanding shares of common stock, by:

•	Each person known to be the beneficial owner of 5% or more of the outstanding common stock of our company;
•	Each named executive officer;
•	Each director; and
•	All of the executive officers and directors as a group.

The number of shares of our common stock outstanding as of October 5, 2015 excludes 1,998,000 shares of our common stock issuable upon the exercise of outstanding options and warrants. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Building A7, 68 Xinxia Road, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

Name and Address of Beneficial Owner	Title	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Directors and Executive Officers
Dang Yu Pan	Chief Executive Officer and Chairman of the Board	3,062,773	19.9%
Wen Liang Li	Vice President, Chief Technology Officer and Director	2,133,970	13.8%
Wen Wei Ma	Vice President of Manufacturing	900,897	5.8%
Henry Sun	Chief Financial Officer and Corporate Secretary	297,800	1.9%
Xin Hai Li	Director	15,000	*
T. Joseph Fisher III	Director	36,000	*
Ping Li	Director	15,000	*
Officers and Directors as a Group (total of 7 persons)		6,461,440	41.4%

*	Indicates beneficial ownership of less than 1.0%.
(1)	Includes 269,959 shares held by a company that is 100% owned by Mr. Pan, and 307,000 shares underlying options to purchase common stock of which 292,000 shares are held by Mr. Sun and 15,000 shares are held by Mr. Fisher.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s securities are currently registered under Section 12 of the Securities Exchange Act of 1934, as amended. As a result, and pursuant to Rule 16a-2, the Company’s directors and officers and holders of 10% or more of its common stock are currently required to file statements of beneficial ownership with regards to their ownership of equity securities under Sections 13 or 16 of the Exchange Act. Based on a review of written representations from our executive officers and directors and a review of Forms 3, 4 and 5 furnished to us, we believe that during the fiscal year ended December 31, 2014, no directors, officers or owners of more than 10% failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Subsidiaries of Highpower International, Inc.

Hong Kong Highpower Technology Co., Ltd. is a wholly-owned subsidiary of the Company. Each of Shenzhen Highpower Technology Co., Ltd., Springpower Technology (Shenzhen) Company Ltd., Icon Energy System Co. Ltd., Huizhou Highpower Technology Limited is a wholly-owned subsidiary of Hong Kong Highpower Technology Co., Ltd. and has interlocking executive and director positions with the Company.

Guarantee Agreements

Mr. Dang Yu Pan, our Chairman and Chief Executive Officer, has provided personal guarantees under certain of our outstanding banking facilities. The following table shows the amount outstanding on each of our bank loans as of June 30, 2015 and the guarantors of each loan.

Lines of credit

The Company entered into various credit contracts and revolving lines of credit, which were used for short-term loans and bank acceptance bills. The following tables summarize the unused lines of credit as of June 30, 2015:

	June 30, 2015 (Unaudited)
Lender	Starting date	Maturity date		Line of credit	Unused line of credit
				$	$
Bank of China	7/23/2014	7/23/2015	(i)	3,971,564	84,262
Ping An Bank Co., Ltd	10/20/2014	10/19/2015		11,447,448	6,887,767
Shenzhen Baoan Guiyin County Bank	11/19/2014	11/18/2015		4,742,514	3,156,055
Industrial and Commercial Bank of China	7/26/2012	7/25/2015	(i)	6,541,399	2,453,025
Industrial Bank Co., Ltd	10/23/2014	10/23/2015		6,541,399	5,664,022
Jiang Su Bank Co., Ltd	10/28/2014	9/11/2015		7,547,768	1,629,595
China Everbright Bank Co., Ltd	6/23/2015	6/22/2016		8,176,748	4,411,743
Total				48,968,840	24,286,469

(i)	The lines of credit from these banks are terminated at maturity dates.

The lines of credits from Industrial and Commercial Bank of China, Ping An Bank, Industrial Bank Co. Ltd, Shenzhen Baoan Guiyin County Bank and China Everbright Bank Co., Ltd are guaranteed by the Company’s Chief Executive Officer, Mr. Dang Yu Pan. The lines of credits from Jiang Su Bank are guaranteed by the Company’s Chief Executive Officer, Mr. Dang Yu Pan, and his wife. The lines of credits from Bank of China are guaranteed by the Company’s Chief Executive Officer, Mr. Dang Yu Pan and Vice President, Wen Liang Li.

Policy for Approval of Related Party Transactions

Our Audit Committee Charter to provides that the Audit Committee is responsible for reviewing and approving related party transactions with both officers and directors, including any payments made to such persons either directly or indirectly. Other than the forgoing, we do not currently have a formal related party approval policy for review and approval of transactions required to be disclosed pursuant to Item 404 (a) of Regulation S-K.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2016 annual meeting of stockholders, they must deliver a written copy of their proposal no later than June 24, 2016. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Proposals to be submitted for the Annual Meeting

A stockholder may wish to have a proposal presented at the 2016 annual meeting, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Company at its principal executive offices on or before September 7, 2016 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), then such proposal shall be deemed “untimely” for purposes of Securities and Exchange Commission Rule 14a-4(c).

If the date of our 2016 annual meeting has been changed by more than 30 days from the date of our 2015 annual meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials for our 2016 annual meeting.

Mailing Instructions

Proposals should be delivered to Highpower International, Inc., Building A7, 68 Xinxia Road, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, Attention: Dang Yu Pan. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to c/o Dang Yu Pan, Highpower International, Inc., Building A7, 68 Xinxia Road, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, or by telephone at (86) 755-89686238 specifying whether the communication is directed to the entire Board or to a particular director. Submitting stockholders should indicate they are a stockholder of our company. Company personnel will screen stockholder communications and depending on the subject matter, will forward the inquiry to the chairman of our Board, who may forward the inquiry to a particular director if the inquiry is directed towards a particular director; forward the inquiry to the appropriate personnel within our company (for instance, if it is primarily commercial in nature); attempt to handle the inquiry directly (for instance, if it is a request for information about our company or a stock-related matter); or not forward the inquiry if it relates to an improper or inappropriate topic or is otherwise irrelevant

OTHER BUSINESS

The Board does not know of any other matter to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxy holders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD

/s/ Henry Sun

Henry Sun, Chief Financial Officer and Corporate Secretary on behalf of the Board

Dated: October 16, 2015
Shenzhen, China

ANNUAL MEETING OF STOCKHOLDERS OF
HIGHPOWER INTERNATIONAL, INC.

November 28, 2015, 10:00 a.m., China Standard Time

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

☐  Please detach along perforated line and mail in the envelope provided.  ☐

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☐

The Board recommends you vote FOR the following:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors Nominees	☐	☐	☐	☐

01 Dang Yu Pan	02 Wen Liang Li	03 T. Joseph Fisher, III	04 Xin Hai Li	05 Ping Li

The Board recommends you vote FOR proposal 2:

2.	Ratify the selection of Marcum Bernstein & Pinchuk LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2015.	FOR ☐	AGAINST ☐	ABSTAIN ☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please indicate if you plan to attend this meeting	YES	NO
	☐	☐
☐

Please sign exactly as your name(s) appear hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date	Signature (Joint Owners)	Date

HIGHPOWER INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 28, 2015 10:00 AM China Standard Time
This proxy is solicited by the Board

The undersigned stockholder(s) of Highpower International, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated October   , 2015, and hereby appoints Dang Yu Pan and Wen Liang Li, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Highpower International, Inc. to be held on November 28, 2015, at 10:00 a.m., China Standard Time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” APPROVAL OF PROPOSAL 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side